ROLLINS INVESTMENT FUND
                                 P.O. Box 647
                               ATLANTA, GA 30301
                           TELEPHONE (404) 888-2750


                               September 8, 1998



HydroChem Industrial Services, Inc.
6210 Rothway
Suite 150
Houston, Texas 77040

Valley Systems, Inc.
11580 Lafayette Drive, NW
Canal Fulton, Ohio 44614

      Re:   Voting of Capital Stock of Valley Systems, Inc.

Gentlemen:

      Pursuant to Section 1.5 of the Asset Purchase Agreement entered into September 8, 1998, by and between HydroChem Industrial Services, Inc., a
Delaware corporation ("HydroChem"), as buyer, and Valley Systems, Inc., a Delaware corporation ("Valley"), as seller (the "Agreement"), please be advised that each of the undersigned hereby irrevocably agrees, unless a Superior Takeover Proposal (as defined in the Agreement) then exists, to vote or cause to be voted at the meeting of stockholders of Valley Systems, Inc., a Delaware corporation ("Valley"), to be held pursuant to such Section 1.5 (the "Meeting") all of the shares of capital stock of Valley held beneficially or of record by each of the undersigned and entitled to vote at the Meeting (including all shares of common stock, par value $.01 per share (the "Common Shares"), and all shares of Series C Preferred Stock, par value $.10 per share (the "Preferred Shares")) in favor of the approval and adoption of the Agreement, the sale of substantially all of the assets of Valley pursuant thereto, and all other transactions contemplated thereby.

      Each of the undersigned hereby grants to HydroChem a right of first offer to purchase at any time which any of the undersigned determine, prior to the earlier of (i) the Meeting or (ii) December 31, 1998, or sell any or all of the Common Shares, at a price per share of $3.00 and any or all of the Preferred Shares at a price per share of $100 (collectively the "Shares"), as follows:

      (i) Any of the undersigned desiring to sell all or a portion of its Shares (the "Offeror") shall give written notice ("Notice of Sale") to HydroChem of its desire to sell such Shares (or a portion thereof) (the "Offered Interest").

HydroChem Industrial Services, Inc.
Valley Systems, Inc.
September     , 1998
Page 2

      (ii) HydroChem shall have the option exercisable until immediately prior to the Meeting (the "Option Period") to purchase all of the Offered Interest by delivery of written notice of exercise of the option to the Offeror prior to the expiration of the Option Period, together with delivery, by certified check or wire transfer of immediately available funds, of the aggregate purchase price for the Shares to be so purchased in the amount of $3.00 per Common Share plus $100 per Preferred Share.

      This letter shall not constitute a waiver of any other or further right of the undersigned.

      Each of Valley and HydroChem may specifically enforce the obligations of the undersigned contained herein. this letter my be executed in counterparts.

      This letter has been executed as of September 8, 1998, by each of the undersigned.


ROLLINS INVESTMENT FUND                   ROLLINS HOLDING COMPANY, INC.


By:   /s/ R. Randall Rollins              By:   /s/ R. Randall Rollins
      R. Randall Rollins                        R. Randall Rollins
      General Partner and as co-executor of estate
      of O. Wayne Rollins and as Trustee  Title: President
      of the several trusts listed on Attachment A
      hereto.



By:   /s/ Gary W. Rollins
      Gary W. Rollins
      General Partner and as co-executor of estate
      of O. Wayne Rollins and as Trustee of the
      several trusts listed on Attachment A hereto.

                                  ATTACHMENTS



R. Randall Rollins, Trustee of the
Richard R. Rollins, Jr. Qualified
Subchapter S Trust

R. Randall Rollins, Trustee of the
Pamela Renee Rollins Qualified
Subchapter S Trust

R. Randall Rollins, Trustee of the
Robert Wayne Rollins Qualified
Subchapter S Trust

R. Randall Rollins, Trustee of the
Timothy Curtis Rollins Qualified
Subchapter S Trust

R. Randall Rollins, Trustee of the
Amy Claudine Rollins Qualified
Subchapter S Trust

Gary W. Rollins, Trustee of the
Glen William Rollins Qualified
Subchapter S Trust

Gary W. Rollins, Trustee of the
Ruth Ellen Rollins Qualified
Subchapter S Trust

Gary W. Rollins, Trustee of the
Nancy Louise Rollins Qualified
Subchapter S Trust

Gary W. Rollins, Trustee of the
O. Wayne Rollins II Qualified
Subchapter S Trust